UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2008

STATE STREET CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-07511 (Commission File Number)	04-2456637 (I.R.S. Employer Identification No.)

One Lincoln Street, Boston, Massachusetts 02111
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements as defined by United States securities laws that involve inherent risks and uncertainties.  These statements relate to an uncompleted securities offering.  These statements are subject to completion of the securities offering.  Completion of this securities offering requires, among other things, the satisfaction or waiver of the conditions to closing specified in the underwriting agreement identified in Item 8.01 of this report, including the absence of a material adverse change to State Street Corporation, and other customary conditions.  Therefore, actual outcomes and results may differ materially from what is expressed in those statements.  The forward-looking statements contained in this report speak only as of the date hereof, and State Street will not undertake efforts to revise those forward-looking statements to reflect events after this date.

Unless otherwise indicated or unless the context requires otherwise, all references in this Current Report on Form 8-K to “State Street,” “we,” “us,” “our,” or similar terms mean State Street Corporation and its subsidiaries on a consolidated basis.

Item 3.03.      Material Modification to Rights of Security Holders.

                On January 25, 2008, State Street Capital Trust III (the “Trust”), a subsidiary of State Street, will issue in a public offering 500,000 of its 8.250% Fixed-to-Floating Rate Normal Automatic Preferred Enhanced Capital Securities (“Normal APEX”), having a liquidation amount of $1,000 per Normal APEX, for aggregate proceeds, before expenses and underwriting commissions, of $500,000,000. Each Normal APEX corresponds to (i) $1,000 principal amount of Remarketable 6.001% Junior Subordinated Debentures due 2042 (the “Junior Subordinated Debentures”) issued by State Street and owned by the Trust and (ii) a 1/100th interest in Stock Purchase Contracts under which the Trust is obligated to purchase, and State Street is obligated to sell, on the Stock Purchase Date determined pursuant to the Stock Purchase Contract, one share of State Street’s Perpetual Non-Cumulative Preferred Stock, Series A, $100,000 liquidation preference per share (the “Preferred Stock”). In conjunction with the Normal APEX, the Capital APEX and the Stripped APEX, each as defined in State Street’s and the Trust’s prospectus supplement dated January 17, 2008 (the “Prospectus Supplement”), are hereinafter referred to as the “Capital Securities.”  The Capital Securities are fully and unconditionally guaranteed, to the extent described in the Prospectus Supplement, by State Street.

                Upon the issuance of the Preferred Stock, the ability of State Street to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or preferred stock will be subject to certain restrictions. These restrictions are set forth in the Articles of Amendment to State Street’s Articles of Organization establishing the terms of the Preferred Stock   A copy of the Articles of Amendment is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                On January 24, 2008, consistent with the authorizations of its Board of Directors and the provisions of its Articles of Organization, State Street filed Articles of Amendment to its Articles of Organization with the Secretary of State of the Commonwealth of Massachusetts. The Articles of Amendment create a series of 5,001 shares of Preferred Stock of State Street designated as “Non-Cumulative Perpetual Preferred Stock, Series A.”  A copy of the Articles of Amendment is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 8.01.      Other Events.

                On January 17, 2008, State Street and the Trust entered into an Underwriting Agreement with Goldman, Sachs & Co., as representative of the underwriters named in that agreement, for the sale of $500,000,000 in aggregate liquidation amount of Normal APEX, liquidation amount of $1,000 per Normal APEX, of the Trust registered pursuant to an automatic shelf registration statement on Form S-3ASR (SEC File No. 333-132606).

                The offering is scheduled to be completed on January 25, 2008 and is subject to customary closing conditions.

                Copies of the Underwriting Agreement, opinions of counsel and related consents, the Amended and Restated Trust Agreement, Articles of Amendment to State Street’s Articles of Organization, securities certificates, the Guarantee Agreement, the Third Supplemental Indenture, the Stock Purchase Contract Agreement and the Collateral Agreement, or forms thereof, associated with this offering are filed as exhibits to this report and are incorporated by reference into the registration statement.

Item 9.01.      Financial Statements and Exhibits.

(d)                                 Exhibits

1.1	Underwriting Agreement dated January 17, 2008 among State Street Capital Trust III, State Street Corporation and Goldman, Sachs & Co. Incorporated, as Representative of the underwriters named therein.

3.1

Articles of Amendment to Articles of Organization relating to the creation of the Series A Preferred Stock of State Street Corporation dated January 16, 2008, as filed with the Secretary of State of the Commonwealth of Massachusetts on January 24, 2008.

4.1

Form of Third Supplemental Indenture, between State Street Corporation and U.S. Bank National Association, as trustee, supplementing the Junior Subordinated Indenture dated December 15, 1996 between State Street Corporation and U.S. Bank National Association (as successor in interest to The Bank of New York (as successor in interest to J.P. Morgan & Co. (as successor in interest to Bank One Trust Company, N.A. (as successor in interest to the First National Bank of Chicago)))).

4.2	Form of Amended and Restated Trust Agreement of State Street Capital Trust III.

4.3	Form of Normal APEX Certificate of State Street Capital Trust III (included as Exhibit C to Exhibit 4.2).

4.4	Form of Capital APEX Certificate of State Street Capital Trust III (included as Exhibit A to Exhibit 4.2).

4.5	Form of Stripped APEX Certificate of State Street Capital Trust III (included as Exhibit D to Exhibit 4.2).

4.6	Form of Stock Purchase Agreement between State Street Corporation and State Street Capital Trust III.

4.7

Form of Collateral Agreement among State Street Corporation, as Depositor, and U.S. National Bank National Association as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar, and State Street Capital Trust III.

4.8	Form of Guarantee Agreement of State Street Corporation relating to the Capital Securities.

5.1	Opinion of Ropes & Gray LLP relating to the validity of the Junior Subordinated Debentures, Guarantee and Preferred Stock.

5.2                                     Opinion of Richards, Layton & Finger, P.A. relating to the validity of the Capital Securities.

8.1           Tax Opinion of Ropes & Gray LLP relating to the Prospectus Supplement.

23.1         Consent of Ropes & Gray LLP (included in Exhibit 5.1).

23.2         Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

23.3         Consent of Ropes & Gray LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By:	/s/ David C. Phelan
Name:	David C. Phelan
Title:	Executive Vice President and General Counsel

Date: January 24, 2008

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated January 17, 2008 among State Street Capital Trust III, State Street Corporation and Goldman, Sachs & Co. Incorporated, as Representative of the underwriters named therein.

3.1

Articles of Amendment to Articles of Organization relating to the creation of the Series A Preferred Stock of State Street Corporation dated January 16, 2008, as filed with the Secretary of State of the Commonwealth of Massachusetts on January 24, 2008.

4.1

Form of Third Supplemental Indenture, between State Street Corporation and U.S. Bank National Association, as trustee, supplementing the Junior Subordinated Indenture dated December 15, 1996 between State Street Corporation and U.S. Bank National Association (as successor in interest to The Bank of New York (as successor in interest to J.P. Morgan & Co. (as successor in interest to Bank One Trust Company, N.A. (as successor in interest to the First National Bank of Chicago)))).

4.2	Form of Amended and Restated Trust Agreement of State Street Capital Trust III.

4.3	Form of Normal APEX Certificate of State Street Capital Trust III (included as Exhibit C to Exhibit 4.2).

4.4	Form of Capital APEX Certificate of State Street Capital Trust III (included as Exhibit A to Exhibit 4.2).

4.5	Form of Stripped APEX Certificate of State Street Capital Trust III (included as Exhibit D to Exhibit 4.2).

4.6	Form of Stock Purchase Agreement between State Street Corporation and State Street Capital Trust III.

4.7

Form of Collateral Agreement among State Street Corporation, as Depositor, and U.S. National Bank National Association as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar, and State Street Capital Trust III.

4.8	Form of Guarantee Agreement of State Street Corporation relating to the Capital Securities.

5.1	Opinion of Ropes & Gray LLP relating to the validity of the Junior Subordinated Debentures, Guarantee and Preferred Stock.

5.2	Opinion of Richards, Layton & Finger, P.A. relating to the validity of the Capital Securities.

8.1	Tax Opinion of Ropes & Gray LLP relating to the Prospectus Supplement.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

23.3	Consent of Ropes & Gray LLP (included in Exhibit 8.1).

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